UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 28, 2013

(Date of earliest event reported)

PG&E CORPORATION

(Exact Name of Registrant as specified in Charter)

California	1-12609	94-3234914
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Beale Street, P. O. Box 770000, San Francisco, California	94177
(Address of principal executive offices)	(Zip code)

415-973-1000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

PACIFIC GAS AND ELECTRIC COMPANY

(Exact Name of Registrant as specified in Charter)

California	1-2348	94-0742640
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Beale Street, P. O. Box 770000, San Francisco, California	94177
(Address of principal executive offices)	(Zip code)

(415) 973-7000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On May 28, 2013, PG&E Corporation’s subsidiary, Pacific Gas and Electric Company, commenced an offer to purchase (the “Tender Offer”) for cash up to $500 million aggregate principal amount of the $1,000,000,000 aggregate principal amount of its outstanding 4.80% senior notes due 2014 (the “Tender Notes”). The consideration for each $1,000 principal amount of Tender Notes validly tendered and not validly withdrawn before 5:00 p.m. New York City time, on June 10, 2013 (as may be extended, the “Early Tender Date”) and accepted for purchase pursuant to the Tender Offer will be determined by reference to a fixed spread of 0.20% over the yield based on the bid-side price of the 0.25% U.S. Treasury Notes due February 28, 2014 as calculated by Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated at 1:00 p.m., New York City time, on the Early Tender Date. The consideration payable for the Tender Notes includes an early tender premium of $30.00 per $1,000 principal amount of Tender Notes accepted for purchase. Holders of Tender Notes tendered after the Early Tender Date but before 11:59 p.m., New York City time, on June 24, 2013 (as may be extended, the “Expiration Time”) and accepted for purchase pursuant to the Tender Offer will not receive the early tender premium. In addition, all holders of Tender Notes accepted for purchase pursuant to the Tender Offer will receive accrued and unpaid interest on their Tender Notes from the last interest payment date to the applicable settlement date. No tenders submitted after the Expiration Time will be valid.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated May 28, 2013, announcing Pacific Gas and Electric Company’s cash tender offer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PG&E CORPORATION

	By:	/s/ Linda Y.H. Cheng
Linda Y.H. Cheng
Dated: May 28, 2013		Vice President, Corporate Governance and
Corporate Secretary

PACIFIC GAS AND ELECTRIC COMPANY

	By:	/s/ Linda Y.H. Cheng
Linda Y.H. Cheng
Dated: May 28, 2013		Vice President, Corporate Governance and
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated May 28, 2013, announcing Pacific Gas and Electric Company’s cash tender offer.